                                                                      EXHIBIT 23

                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statements listed below of our report on the consolidated financial statements of Comerica Incorporated and subsidiaries dated January 15, 2004, included in this Annual Report on Form 10-K for the year ended December 31, 2003:

      Registration Statement No. 33-42485 on Form S-8 dated August 29, 1991 Registration Statement No. 33-45500 on Form S-8 dated February 11, 1992 Registration Statement No. 33-49964 on Form S-8 dated July 23, 1992 Registration Statement No. 33-49966 on Form S-8 dated July 23, 1992 Registration Statement No. 33-53220 on Form S-8 dated October 13, 1992 Registration Statement No. 33-53222 on Form S-8 dated October 13, 1992 Registration Statement No. 33-58823 on Form S-8 dated April 26, 1995 Registration Statement No. 33-58837 on Form S-8 dated April 26, 1995 Registration Statement No. 33-58841 on Form S-8 dated April 26, 1995 Registration Statement No. 33-65457 on Form S-8 dated December 29, 1995 Registration Statement No. 33-65459 on Form S-8 dated December 29, 1995 Registration Statement No. 333-00839 on Form S-8 dated February 9, 1996 Registration Statement No. 333-04297 on Form S-3 dated May 22, 1996 Registration Statement No. 333-24569 on Form S-8 dated April 4, 1997 Registration Statement No. 333-24567 on Form S-8 dated April 4, 1997 Registration Statement No. 333-24565 on Form S-8 dated April 4, 1997 Registration Statement No. 333-24555 on Form S-8 dated April 4, 1997 Registration Statement No. 333-37061 on Form S-8 dated October 2, 1997 Registration Statement No. 333-48118 on Form S-8 dated October 18, 2000 Registration Statement No. 333-48120 on Form S-8 dated October 18, 2000 Registration Statement No. 333-48122 on Form S-8 dated October 18, 2000 Registration Statement No. 333-48124 on Form S-8 dated October 18, 2000 Registration Statement No. 333-48126 on Form S-8 dated October 18, 2000 Registration Statement No. 333-50966 on Form S-8 dated November 30, 2000 Registration Statement No. 333-51042 on Form S-8 to Form S-4 dated
        February 6, 2001
      Registration Statement No. 333-104163 on Form S-8 dated March 30, 2003 Registration Statement No. 333-104164 on Form S-8 dated March 30, 2003 Registration Statement No. 333-48124 on Form S-8 dated August 14, 2003 Registration Statement No. 333-107962 on Form S-8 dated August 14, 2003 Registration Statement No. 333-110791 on Form S-8 dated November 26, 2003 Registration Statement No. 333-110792 on Form S-8 dated November 26, 2003


                                                        /s/ Ernst & Young LLP

March 5, 2004
Detroit, Michigan